Exhibit 99.1
NEWS RELEASE

Broadcom Business Press Contact	Broadcom Investor Relations Contact
Bill Blanning	T. Peter Andrew
Vice President, Global Media Relations	Vice President, Corporate Communications
949-926-5555	949-926-5663
blanning@broadcom.com	andrewtp@broadcom.com
Broadcom Reports Second Quarter 2010 Results
Record Quarterly Net Revenue — Up 54% from Prior Year
Record Quarterly Earnings
Conference Call to be Webcast Today at 1:45 p.m. Pacific Time
IRVINE, Calif. —July 27, 2010 — Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its second quarter ended June 30, 2010.
Net revenue for the second quarter of 2010 was a record $1.604 billion. This represents an increase in net revenue of 9.7% compared with the $1.462 billion reported for the first quarter of 2010 and an increase of 54.3% compared with the $1.040 billion reported for the second quarter of 2009. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the second quarter of 2010 was $278 million, or $.52 per share (diluted), compared with GAAP net income of $210 million, or $.40 per share (diluted), for the first quarter of 2010, and GAAP net income of $13 million, or $.03 per share (diluted), for the second quarter of 2009.
Net revenue for the six months ended June 30, 2010 was $3.067 billion. This represents an increase in net revenue of 62.0% from the $1.893 billion reported for the six months ended June 30, 2009. Net income computed in accordance with GAAP for the six months ended June 30, 2010 was $488 million, or $.92 per share (diluted), compared with
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Broadcom Reports Second Quarter 2010 Results

GAAP net loss of $79 million, or ($.16) per share (basic and diluted), for the six months ended June 30, 2009.
For a discussion of certain selected transactions and their related accounting impact for all periods presented, see the “Unaudited Supplementary Financial Data” schedule below.
“The second quarter was an exceptional quarter for Broadcom, as strong product demand within our Broadband and Mobile & Wireless segments resulted in record revenue and earnings. Broadcom’s substantial increase in earnings per share and solid improvement in product operating margin demonstrates our commitment to driving profitable growth in 2010,” said Scott A. McGregor, Broadcom’s President and Chief Executive Officer.
“We anticipate that increasing demand for communications solutions and market share gains will drive strong revenue growth for Broadcom in the third quarter.”
Conference Call Information
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its second quarter 2010 financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial and other statistical information required by Securities and Exchange Commission (SEC) Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 5:00 p.m. Pacific Time, September 23, 2010.
The financial results included in this release are unaudited.
About Broadcom
Broadcom Corporation is a major technology innovator and global leader in semiconductors for wired and wireless communications. Broadcom® products enable the delivery of voice, video, data and multimedia to and throughout the home, the office and
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Broadcom Reports Second Quarter 2010 Results

the mobile environment. We provide the industry’s broadest portfolio of state-of-the-art system-on-a-chip and software solutions to manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices. These solutions support our core mission: Connecting everything®.
Broadcom, one of the world’s largest fabless communications semiconductor companies, with 2009 revenue of $4.49 billion, holds more than 4,300 U.S. and 1,800 foreign patents, and has more than 7,900 additional pending patent applications, and one of the broadest intellectual property portfolios addressing both wired and wireless transmission of voice, video, data and multimedia.
A FORTUNE 500® company, Broadcom is headquartered in Irvine, Calif., and has offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at +1.949.926.5000 or at www.broadcom.com.
Cautions regarding Forward-Looking Statements:
All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, guidance provided on future revenue, gross product margin and operating expense targets for the third quarter of 2010, references to the positioning of our products and statements about opportunities within the wired and wireless communication markets and our commitment to profitable growth in 2010. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
These risks and uncertainties include, but are not limited to the following:
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Broadcom Reports Second Quarter 2010 Results

•	Our operating results may be adversely impacted by worldwide economic uncertainties and specific conditions in the markets we address.

•	Our quarterly operating results may fluctuate significantly.

•	Our stock price is highly volatile.

•	We are subject to order and shipment uncertainties.

•	We depend on a few significant customers for a substantial portion of our revenue.

•	We may be unable to successfully develop and introduce new products.

•	We face intense competition.

•	We may be required to defend against alleged infringement of intellectual property rights.

•	We face risks associated with our acquisition strategy.

•	We may not be able to protect or enforce our intellectual property rights.

•	Our business is subject to potential tax liabilities.

•	Government regulation may adversely affect our business.

•	We may fail to adjust our operations in response to changes in demand.

•	We depend on third-party subcontractors to fabricate, assemble and test our products.

•	We manufacture and sell complex products.

•	We are increasingly exposed to risks associated with our international operations.

•	We are involved in litigation.

•	We may be unable to attract, retain or motivate key personnel.

•	Our co-founders and their affiliates may control the outcome of matters that require the approval of our shareholders.

•	There can be no assurance that we will continue to declare cash dividends.

•	Our articles of incorporation and bylaws contain anti-takeover provisions.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.
Broadcom®, the pulse logo, Connecting everything®, and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.
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Broadcom Reports Second Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Net revenue:
Product revenue	$1,547,095	$966,317	$2,951,439	$1,794,547
Income from Qualcomm Agreement	51,674	67,263	103,348	67,263
Licensing revenue	5,679	6,364	11,960	31,570

Total net revenue	1,604,448	1,039,944	3,066,747	1,893,380
Costs and expenses:
Cost of product revenue	761,229	518,674	1,456,551	964,951
Research and development	421,642	374,770	842,486	747,494
Selling, general and administrative	143,087	127,410	275,995	252,458
Amortization of purchased intangible assets	5,840	4,139	8,487	8,298
Impairment of other long-lived assets	—	11,261	—	11,261
Restructuring costs (reversals), net	(319)	447	111	7,558
Settlement costs (gains), net	1,000	(58,406)	3,816	(57,256)
Charitable contribution	—	50,000	—	50,000

Total operating costs and expenses	1,332,479	1,028,295	2,587,446	1,984,764

Income (loss) from operations	271,969	11,649	479,301	(91,384)
Interest income, net	2,548	3,986	4,862	8,384
Other income, net	1,934	1,019	4,792	2,665

Income (loss) before income taxes	276,451	16,654	488,955	(80,335)
Provision (benefit) for income taxes	(1,867)	3,253	473	(1,796)

Net income (loss)	$278,318	$13,401	$488,482	$(78,539)

Net income (loss) per share (basic)	$.56	$.03	$.98	$(.16)

Net income (loss) per share (diluted)	$.52	$.03	$.92	$(.16)

Weighted average shares (basic)	501,188	495,110	498,273	492,652

Weighted average shares (diluted)	538,498	507,993	532,733	492,652

Dividends per share	$0.08	$—	$0.16	$—

     Certain prior period amounts in the unaudited condensed consolidated statements of operations have been reclassified to conform with the current period presentation of income from the Qualcomm Agreement and licensing revenue.
     The following table presents details of total stock-based compensation expense included in each functional line item in the unaudited condensed consolidated statements of operations above:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Cost of product revenue	$5,213	$6,128	$11,728	$12,005
Research and development	83,763	86,607	172,806	175,869
Selling, general and administrative	29,637	29,893	60,720	58,527
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Broadcom Reports Second Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Operating activities
Net income (loss)	$278,318	$13,401	$488,482	$(78,539)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	18,281	14,292	38,254	36,041
Stock-based compensation expense:
Stock options and other awards	28,092	38,813	63,508	85,557
Restricted stock units	90,521	83,815	181,746	160,844
Acquisition-related items:
Amortization of purchased intangible assets	14,388	8,251	24,254	16,523
Impairment of long-lived assets	—	11,261	—	11,261
Non-cash restructuring charges (reversals)	(313)	(750)	(313)	1,913
Gain on sale of marketable securities	—	—	—	(1,046)
Changes in operating assets and liabilities:
Accounts receivable	(81,003)	(89,181)	(175,270)	(71,735)
Inventory	(86,516)	(14,452)	(120,278)	86,808
Prepaid expenses and other assets	10,298	(6,319)	23,488	(7,786)
Accounts payable	58,015	156,377	102,206	79,761
Deferred revenue and income	(9,320)	100,387	(18,846)	100,766
Accrued settlement costs	(162,487)	6,900	(163,380)	6,900
Other accrued and long-term liabilities	37,520	4,996	19,759	(8,767)

Net cash provided by operating activities	195,794	327,791	463,610	418,501

Investing activities
Net purchases of property and equipment	(29,306)	(13,837)	(47,459)	(26,294)
Net cash received from (paid for) acquired companies	—	—	(102,482)	2,139
Purchases of strategic investments	(3,000)	—	(8,000)	—
Purchases of marketable securities	(418,031)	(401,344)	(483,217)	(511,050)
Proceeds from sales and maturities of marketable securities	181,384	287,733	370,799	421,845

Net cash used in investing activities	(268,953)	(127,448)	(270,359)	(113,360)

Financing activities
Repurchases of Class A common stock	(121,512)	(38,434)	(275,464)	(38,434)
Dividends paid	(40,176)	—	(79,813)	—
Payment of assumed debt	—	—	(14,560)	—
Proceeds from issuance of common stock	163,711	78,889	245,868	83,694
Minimum tax withholding paid on behalf of employees for restricted stock units	(33,140)	(18,452)	(62,742)	(34,528)

Net cash provided by (used in) financing activities	(31,117)	22,003	(186,711)	10,732

Increase (decrease) in cash and cash equivalents	(104,276)	222,346	6,540	315,873
Cash and cash equivalents at beginning of period	1,507,909	1,284,172	1,397,093	1,190,645

Cash and cash equivalents at end of period	$1,403,633	$1,506,518	$1,403,633	$1,506,518

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	June 30,	March 31,	December 31,
	2010	2010	2009
	(In thousands)
Cash and cash equivalents	$1,403,633	$1,507,909	$1,397,093
Short-term marketable securities	644,722	536,198	532,281
Long-term marketable securities	441,111	310,919	438,616

Total cash, cash equivalents and marketable securities	$2,489,466	$2,355,026	$2,367,990

Increase from prior period end	$134,440

Increase from prior year end	$121,476

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Broadcom Reports Second Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Balance Sheets
(In thousands)

	June 30,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$1,403,633	$1,397,093
Short-term marketable securities	644,722	532,281
Accounts receivable, net	688,189	508,627
Inventory	489,955	362,428
Prepaid expenses and other current assets	108,097	113,903

Total current assets	3,334,596	2,914,332
Property and equipment, net	238,691	229,317
Long-term marketable securities	441,111	438,616
Goodwill	1,369,059	1,329,614
Purchased intangible assets, net	197,078	150,927
Other assets	55,203	64,436

Total assets	$5,635,738	$5,127,242

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$537,937	$437,353
Wages and related benefits	152,912	190,315
Deferred revenue and income	68,439	87,388
Accrued liabilities	343,664	433,294

Total current liabilities	1,102,952	1,148,350
Long-term deferred revenue	711	608
Other long-term liabilities	80,163	86,438
Commitments and contingencies
Shareholders’ equity	4,451,912	3,891,846

Total liabilities and shareholders’ equity	$5,635,738	$5,127,242

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Broadcom Reports Second Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Supplementary Financial Data
(In thousands)
     The following table presents details of supplementary financial data included in each functional line item in the unaudited condensed consolidated statements of operations:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2010	2009	2010	2009
Cost of product revenue:
Stock-based compensation	$5,213	$6,128	$11,728	$12,005
Amortization of purchased intangible assets	8,548	4,112	15,767	8,225
Amortization of acquired inventory valuation step-up	2,217	1,923	6,665	6,980

Research and development:
Stock-based compensation	83,763	86,607	172,806	175,869

Selling, general and administrative:
Stock-based compensation	29,637	29,893	60,720	58,527

Other operating costs and expenses:
Amortization of purchased intangible assets	5,840	4,139	8,487	8,298
Impairment of long-lived assets(1)	—	11,261	—	11,261
Restructuring costs (reversals), net(2)	(319)	447	111	7,558
Settlement costs (gains), net(3)	1,000	(58,406)	3,816	(57,256)
Charitable contribution(4)	—	50,000	—	50,000

Other:
Employer payroll tax expense on certain stock option exercises	2,194	1,209	3,761	1,942
Non-operating gains	—	(7)	(4)	(14)
(1)	A long-lived asset impairment charge of $11.3 million related to the company’s acquisition of the digital television business of AMD, Inc. was recorded in the three and six months ended June 30, 2009.

(2)	Recorded in connection with the company’s restructuring plans implemented in 2009 as well as restructuring cost reversals of a prior restructuring plan.

(3)	Recorded $3.8 million in settlement costs in the six months ended June 30, 2010 for estimated settlements associated with patent infringement claims, employment matters, and certain employment tax items. Also includes a $65.3 million gain on settlement in connection with the Qualcomm litigation, offset in part by estimated additional settlement costs of $6.9 million related to certain employment tax items in the three and six months ended June 30, 2009, and an additional $1.2 million related to patent infringement claims in the six months ended June 30, 2009.

(4)	Recorded in connection with an accrued $50.0 million charitable contribution to the Broadcom Foundation in the three and six months ended June 30, 2009.
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Broadcom Reports Second Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Supplementary Financial Data
(In thousands)

	Three Months Ended
	June 30, 2010	June 30,2009	March 31, 2010
Product revenue	$1,547,095	$966,317	$1,404,344
Income from Qualcomm Agreement	51,674	67,263	51,674
Licensing revenue	5,679	6,364	6,281

Total net revenue	$1,604,448	$1,039,944	$1,462,299

Cost of product revenue	$761,229	$518,674	$695,322

Product gross margin	50.8%	46.3%	50.5%

Total gross margin	52.6%	50.1%	52.5%

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Broadcom Reports Second Quarter 2010 Results

BROADCOM CORPORATION
Guidance for the Three Months Ending September 30, 2010

Three Months
Ending September 30, 2010
Total net revenue	up ~6% to ~12% from Q2 for a total net revenue range of $1.700 billion to $1.800 billion

Product gross margin	Flat from Q2

Research and development and selling, general and administrative expenses (including stock-based compensation).	up ~$25 million to ~$35 million

Inventory turns(1)	~7x

(1)	Inventory turns is defined as estimated annualized three months ending cost of revenue divided by estimated ending inventory.
Broadcom has based the preceding guidance for the three months ending September 30, 2010 on expectations, assumptions and estimates that we believe are reasonable given our assessment of historical trends and other information reasonably available as of July 27, 2010. Our guidance consists of predictions only, however, and is subject to a wide range of known and unknown business risks and uncertainties, many of which are beyond our control. The forecasts and projections contained in the table above should not be regarded as representations by Broadcom that the estimated results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the guidance we provide today.
The guidance set forth in the above table should be read together with the information under the caption, “Cautions regarding Forward Looking Statements” above, our Annual Report on Form 10-K for the year ended December 31, 2009, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and our other Securities and Exchange Commission filings. We undertake no obligation to publicly update or revise any forward-looking statements, including the guidance set forth herein, except as required by law.
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